Exhibit 10.2

EVENTURE INTERACTIVE, INC.

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

1.            Subscription.  The undersigned,                                         (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes for __________ units, each unit consisting of one share of common stock, par value $0.001 per share (the “Common Stock”), and three common stock purchase warrants (the “Warrants“) of Eventure Interactive, Inc., a Nevada corporation (the “Company”), at a purchase price of $1.00 per unit (the “Offering Price”), and as set forth on the signature page hereof (the “Units”), subject to the terms and conditions of this Subscription Agreement and on the basis of the representations, warranties, covenants and agreements contained herein. Each Warrant is exercisable for one share of Common Stock at a price of $1.00 per share for a period of eight years from the date of issuance.

2.            Offering.  This subscription is being submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, as amended or supplemented from time to time, including all attachments, schedules and exhibits hereto.

3.            Payment.  The Subscriber is delivering a completed and executed Signature Page to this Subscription Agreement. The Subscriber will pay for the Units either by check payable to Eventure Interactive, Inc. or pursuant to the following wire transfer instructions:

Beneficiary Bank:	The Northern Trust Company
Beneficiary Bank ABA:	066009650
Beneficiary Account Number:	1171005938
Beneficiary Account Name:	Eventure Interactive, Inc.

4.            Representations, Warranties and Covenants.  The Subscriber hereby acknowledges, represents, warrants, and covenants as follows:

(a)          None of the Units or underlying securities offered pursuant to this Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Subscriber understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and/or Rule 506 of Regulation D under the Securities Act;

(b)          Prior to the execution of this Subscription Agreement, the Subscriber and the Subscriber’s attorney, accountant, Subscriber representative and/or tax adviser, if any (collectively, the “Advisers”), have received this Agreement and all other documents requested by the Subscriber, have carefully reviewed them and understand the information contained therein;

(c)          Neither the Securities and Exchange Commission (the “SEC’) nor any state securities commission or other regulatory authority has approved the Units or passed upon or endorsed the merits of the Offering;

(d)          All documents, records, and books pertaining to the investment in the Units have been made available for inspection by such Subscriber and its Advisers, if any;

(e)          The Subscriber and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisers, if any;

(f)          In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or information (oral or written) other than as stated herein or as set forth in the Company’s filings with the SEC;

(g)          The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally;

(h)          The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to other participating broker-dealers, if any);

(i)          The Subscriber, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

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(j)          The Subscriber is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units (including the underlying securities), and the Subscriber has relied on the advice of, or has consulted with, only its own Advisers;

(k)          The Subscriber is acquiring the Units (including the underlying securities) solely for such Subscriber’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units and the Subscriber has no plans to enter into any such agreement or arrangement;

(l)          The Subscriber must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available (including, without limitation, under Regulation S). Legends to the following effect shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH (I) REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, (II) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (III) UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. EXCEPT FOR TRANSACTIONS THAT COMPLY WITH S.E.C. RULE 144 UNDER THE SECURITIES ACT, RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY.

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Appropriate notations will be made in the Company’s stock books to the effect that the Units and underlying securities have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the shares underlying the Units and the Warrants. There can be no assurance that there will be any market for resale of the Common Stock, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)          The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)          The Subscriber is aware that an investment in the Units is high risk, involving a number of very significant risks and, in particular, acknowledges that the Company has a limited operating history, has had operating losses since inception, and is engaged in a highly competitive business;

(o)          The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

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(p)          The Subscriber and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein and in all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Subscriber or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Subscriber and the Advisers, if any;

(q)          Any information which the Subscriber has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of the Units as described herein. The Subscriber further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Units;

(r)          The Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities. The Subscriber is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber’s overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Subscriber;

(s)          The Subscriber is satisfied that the Subscriber has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(t)          The Subscriber acknowledges that any estimates or forward-looking statements or projections included herein or in any other materials that might have been provided to the Subscriber by the Company were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(u)          No oral or written representations have been made, or oral or written information furnished, to the Subscriber or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained herein;

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(v)         Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w)          THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(x)          In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Subscriber should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time; and

(y)          The Subscriber is an accredited investor as set forth in the Accredited Investor Certification attached hereto.

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(z)          The Subscriber represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Subscriber is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure1 or an immediate family member2 or close associate3 of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Subscriber”). The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Subscriber consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Subscriber is a financial institution that is subject to the USA Patriot Act, the Subscriber represents that it has met all of its obligations under the USA Patriot Act. The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber is a Prohibited Subscriber or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to transfer the Units (including the underlying securities). The Subscriber further acknowledges that the Subscriber will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

(aa)         If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

5.          Representations, Warranties and Covenants of the Company.  The Company hereby represents, warrants and covenants to the Subscriber the following:

1 A “senior non-U.S. political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(a)          Organization and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada. The Company has all requisite power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a material adverse effect.

(b)          Authorization.  As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

(c)          Valid Issuance of the Common Stock.  The shares of Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and under applicable federal and state securities laws.

(d)          Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of Units, except for the following: (i) the filing by the Company of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.

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(e)          Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which (i) question the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transaction contemplated hereby or (ii) the Company believes may result in a material liability to the Company or impact its business in any material adverse respect. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

(f)          Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation, as in effect immediately prior to the Closing. The Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound. The Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation. The execution, delivery and performance of and compliance with this Agreement and the issuance of the Units (including the underlying securities), will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision. The shares of Common Stock issuable upon any exercise of the Warrants have been fully reserved for such issuance by all necessary corporate actions.

(g)          Certain Registration Matters.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and issuance of the Units (including the underlying securities) by the Company to the Subscriber hereunder.

(h)          Financial Statements.  The Company has provided to Subscriber copies of the following financial statements of the Company: (i) unaudited balance sheet (the “Balance Sheet”) as of March 31, 2014 (the “Balance Sheet Date”); (ii) unaudited statement of operations for the three month period ended on the Balance Sheet Date; and (iii) unaudited balance sheet and statement of operations as of and for the years ended December 31, 2012 and 2013. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and the Balance Sheet presents fairly the financial condition of the Company as of the Balance Sheet Date. The Balance Sheet does not exclude any material asset or omit to state any material liability, absolute or contingent, or other material fact, that is required under generally accepted accounting principles to be included therein.

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(i)          Liabilities of the Company.  Except for the liabilities shown on the Balance Sheet, and similar liabilities incurred since the Balance Sheet Date in the ordinary course of the Company’s business, there are no material liabilities or obligations incurred by the Company of any kind, character or description, whether accrued, absolute, contingent or otherwise. All of the liabilities reflected in the Balance Sheet have been incurred by the Company in the ordinary course of its business.

(j)          No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising (within the meaning of Regulation D).

(k)          Piggyback Registration Rights.  (i) The Subscriber will have piggyback registration rights with respect to the registration under the Securities Act of the shares of Common Stock purchased by Subscriber or issuable upon the exercise of the Warrants (singly and collectively, the “Registrable Securities”). If, after the date hereof, the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Subscriber), other than (x) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their family members (including a registration on Form S-8) or (y) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, then the Company shall promptly give to the Subscriber written notice thereof (and in no event shall such notice be given less than twenty (20) calendar days prior to the filing of such registration statement), and shall, subject to Section 5(k)(ii), include as a piggyback registration all of the Registrable Securities specified in a written request delivered by the Subscriber thereof within ten (10) calendar days after delivery to the Subscriber of such written notice from the Company. However, the Company may, without the consent of the Subscriber, withdraw such registration statement prior to its becoming effective if the Company has elected to abandon the proposal to register the securities proposed to be registered thereby.

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(ii)         If a piggyback registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Subscriber of the Registrable Securities eligible for inclusion in such Registration Statement pursuant to Section 5(k)(i). In that event, the right of the Subscriber to piggyback registration shall be conditioned upon such Subscriber’s participation in such underwriting and the inclusion of such Subscriber’s Registrable Securities in the underwriting to the extent provided herein. All Subscribers proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or such other selling stockholders, as applicable. Notwithstanding any other provision of this Section 5(k)(ii), if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the Subscriber and all other Subscribers similarly situated (except those Subscribers who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Subscriber the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. All cutbacks of the amount of Registrable Securities to be included on behalf of the Subscriber and all other Subscribers similarly situated will be made in proportion to their respective subscription amounts.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Subscriber disapproves of the terms of any such underwriting, such Subscriber may elect to withdraw the Subscriber’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Subscribers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Subscribers who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

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(l)          Participation Rights.  For a period of eight years from the date hereof, Subscriber shall be entitled to participate on a pro rata basis with the Company’s other stockholders in any sale of Common Stock consisting of more than 20% of the then issued and outstanding Common Stock (a “Sale Transaction”). The Company shall give written notice to Subscriber describing in reasonable detail the number of shares to be sold, the price and other terms and conditions of a proposed Sale Transaction, and the identity of the prospective buyer(s) (such notice, the "Sale Notice"). Subscriber shall be entitled, within 15 days following delivery of the Sale Notice, to give written notice (a "Tag Along Notice") to the Company that Subscriber desires to participate in such proposed Sale Transaction upon the price, terms and conditions set forth in the Sale Notice, which Tag Along Notice shall specify the shares Subscriber desires to include in such proposed Sale Transaction; provided, however, that Subscriber’s maximum participation shall be based on the number of shares held by Subscriber, including all shares owned by the Subscriber as the result of the exercise of the Warrants, relative to the number of shares held by all of the stockholders who propose to participate in the Sale Transaction. The Company shall use reasonable efforts to obtain the prospective buyer's agreement to include all shares required to be included in such Sale Transaction hereunder on the terms described herein, and shall not consent to or consummate any such Sale Transaction unless such shares are so included.

(m)          Preemptive Rights.

(i)          If the Company authorizes the issuance or sale of any additional securities (“Additional Securities”) (other than issuances (A) of Units pursuant to Subscription Agreements entered into concurrently with this Agreement, (B) as consideration for the acquisition of another company or business, (C) of Common Stock upon exercise of the Warrant, (D) of stock options to employees under a Qualified Stock Option Plan or of Common Stock upon exercise of such options, (E) of securities issuable upon the exercise or conversion of presently outstanding Company securities, or (F) in connection with any split or combination of Common Stock), the Company shall first offer to sell to Subscriber a portion of such Additional Securities equal to the product of (x) the number of Additional Securities to be issued and (y) Subscriber's pro rata share of all Common Stock held by all stockholders as of such date (Subscriber's "Proportional Share"). Subscriber shall be entitled to purchase all or any portion of Subscriber’s Proportional Share of such Additional Securities at the most favorable price and on the most favorable terms as such Additional Units are to be offered to any other person, provided that if all persons entitled to purchase or receive such Additional Securities are required to also purchase other securities of the Company, and if Subscriber exercises the right to purchase Additional Securities, Subscriber shall also be required to purchase the same strip of securities on the same terms and conditions that such other persons are required to purchase. The purchase price for all Additional Securities offered to Subscriber shall be payable in cash or, to the extent otherwise consistent with the terms offered to any other person, installments over time.

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(ii)         In order to exercise its purchase rights hereunder, Subscriber must within 10 days after receipt of written notice from the Company describing in reasonable detail the Additional Securities being offered, the purchase price therefor, the payment terms and Subscriber's Proportional Share, deliver a written notice to the Company describing Subscriber’s election hereunder.

(iii)        Upon the expiration of the offering periods described above, the Company shall be entitled to sell any Additional Securities that Subscriber has not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to Subscriber. Any Additional Securities offered or sold by the Company after such 90-day period or offered by the Company on terms or conditions more favorable than those offered to Subscriber must be reoffered to Subscriber pursuant to the terms of this Section 5(m) prior to any issuance or sale thereof.

(iv)        Notwithstanding anything to the contrary set forth herein, in lieu of offering any securities to Subscriber at the time such securities are offered to another person, the Company may comply with the provisions of this Section 5(m) by making an offer to sell to Subscriber its Proportional Share of such Additional Securities promptly after a sale to such other person is effected. In such event, for all purposes of this Section 5(m), Subscriber's Proportional Share shall be determined taking into consideration the actual number of securities sold to all other persons so as to achieve the same economic effect as if such offer had been made prior to such sale.

(v)         The rights of Subscriber under this Section 5(m) shall terminate eight years from the date hereof.

6.          Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

7.          Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, 3420 Bristol Street, 6th Floor, Costa Mesa, CA 92626 or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

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8.          Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Units, including the underlying securities, shall be made only in accordance with all applicable laws.

9.          Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to the principles thereof relating to conflicts of law. The venue for any disputes between Subscriber and the Company shall be exclusively in the federal and state courts located in Los Angeles, California.

10.         Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company or may acquire in the future that is prominently marked as being “CONFIDENTIAL” and that is not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any such confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are so marked and that are treated by the Company as confidential or proprietary, including, but not limited to, internal personnel and financial information of the Company or its affiliates, the manner and methods of conducting the business of the Company or its affiliates and confidential information obtained by or given to the Company about or belonging to third parties. The Subscriber understands that the Company may rely on his agreement of confidentiality to comply with the exemptive provisions of Regulation FD under the Securities Act as set forth in Rule 100(a)(b)(2)(ii) of Regulation FD. In addition, the Subscriber acknowledges that such Subscriber is aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a public company such as the Company from purchasing or selling securities of such company.

11.         Miscellaneous.

(a)          This Subscription Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the Offering and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)          The representations and warranties of the Company and the Subscriber made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Units (including the underlying securities).

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(c)          Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)          This Subscription Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)          Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)          Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)          The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

12.         Public Disclosure.  Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval. The Company has the right to withhold such approval in its sole discretion.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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To subscribe for Units of Eventure Interactive, Inc.:

1.	Date and Sign the following:

a.	Signature Page of the Subscription Agreement (page 12);

b.	the Accredited Investor Certification (page 13-14);

c.	Investor Profile (page 15); and

d.	Anti-Money Laundering (AML) Form (page 17)

2.	Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

Facsimile Number:  212.400.6901

Telephone Number:  212.400.6900

Attention:  Linda Kalayjian

Email:  LBK@gottbetter.com

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EVENTURE INTERACTIVE, INC.

SIGNATURE PAGE TO THE

SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of _______ Units (NOTE: to be completed by subscriber) and executes the Subscription Agreement.

Date (NOTE: To be completed by subscriber): __________, 2014

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name: Title:	State of Organization

Date	Address

EVENTURE INTERACTIVE, INC. a Nevada corporation

By:
Gannon Giguiere, Chief Executive Officer
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EVENTURE INTERACTIVE, INC.

 ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only (all Individual Investors must INITIAL where appropriate):

Initial	I have a net worth (including homes, furnishings and automobiles, but excluding for these purposes the value of my primary residence and any debt secured by such residence) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.
Initial	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors (all Non-Individual Investors must INITIAL where appropriate):

Initial	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.
Initial	The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.
Initial	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.
Initial	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.
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For Non-U.S. Person Investors (all Investors who are not a U.S. Person must INITIAL this section):

Initial

The investor is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

A.       a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.       a partnership or corporation organized or incorporated under the laws of the United States;

C.        an estate of which any executor or administrator is a U.S. Person;

D.       a trust of which any trustee is a U.S. Person;

E.       an agency or branch of a foreign entity located in the United States;

F.       a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.       a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.       a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.         the investor was not offered the securities in the United States;

J.         at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.        the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

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EVENTURE INTERACTIVE, INC.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):
Individual executing Profile or Trustee:
Social Security Numbers / Federal I.D. Number:
Date of Birth:		Marital Status:
Joint Party Date of Birth:		Investment Experience (Years):
Annual Income:		Liquid Net Worth:
Net Worth (excluding value of primary residence):
Tax Bracket:	15% or below	25% - 27.5%	Over 27.5%

Home Street Address:
Home City, State & Zip Code:
Home Phone:	Home Fax:	Home Email:
Employer:
Employer Street Address:
Employer City, State & Zip Code:
Bus. Phone:	Bus. Fax:	Bus. Email:
Type of Business:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.  These photocopies must be certified by a lawyer as to authenticity.

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.
Please deliver certificate to the Home Address listed in Section A.
Please deliver certificate to the following address:

Section C – Form of Payment – Check or Wire Transfer

Check payable to Eventure Interactive, Inc.
Wire

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature		Date

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. We will ask you for your name, address, date of birth and other information that will allow us to identify you. We will ask to see a non-expired valid issued government identification, such as your driver’s license or other identifying documents. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#

OF INVESTOR:

YEARLY INCOME:

FOR INVESTORS WHO ARE INDIVIDUALS: AGE:

NET WORTH:	*

*	For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

FOR INVESTORS WHO ARE INDIVIDUALS: OCCUPATION:  _______________________

ADDRESS OF BUSINESS OR OF EMPLOYER:____________________________________

___________________________________________________________________________

FOR INVESTORS WHO ARE ENTITIES:

YEARLY INCOME: _______ NET WORTH:____________

TYPE OF BUSINESS: ____________________________________

INVESTMENT OBJECTIVE(S) (FOR ALL INVESTORS):  ___________________________

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.           Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.          If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.           Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________

(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

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